EXHIBIT 99.18



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. section 1350,
                             AS ADOPTED PURSUANT TO
                 SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of IntegraMed America, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Hlywak, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.





                             /s/John Hlywak, Jr.
                                ---------------------------------
                                John Hlywak, Jr.
                                Chief Financial Officer
                                August 14, 2002